UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2024

P10, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40937	87-2908160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4514 Cole Avenue, Suite 1600, Dallas, Texas 75205

(Address of principal executive offices) (Zip Code)

(214) 865-7998

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	PX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On November 7, 2024, the Company issued a press release announcing its financial results for the third quarter ended September 30, 2024. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information disclosed under this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any Company filing made under the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 5, 2024, upon the recommendation of the Compensation Committee of the Board of Directors of the Company, the Company and P10 Intermediate Holdings, LLC, a Delaware corporation, entered into an amended and restated employment agreement (the “Amended and Restated Employment Agreement”) with Luke A. Sarsfield III, the Chairman and Chief Executive Officer.

The Amended and Restated Employment Agreement makes certain changes to Mr. Sarsfield’s previous agreement, the material terms of which are disclosed in the Company’s Definitive Proxy Statement dated April 24, 2024. The changes include (a) amending the definition of Change in Control to now have the meaning set forth in the Company’s 2021 Incentive Plan as currently in effect, (b) providing that with respect to any restricted stock units held by Mr. Sarsfield, Mr. Sarsfield will be entitled to receive a cash payment of any dividend equivalents on a current basis as dividends are paid, and (c) making certain other clarifying changes to the terms of Mr. Sarsfield’s future grants of restricted stock units.

The foregoing summary of the agreement does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Employment Agreement, a copy of which is attached hereto as Exhibit 10.1, which agreement is incorporated herein by reference in its entirety.

Item 7.01. Regulation FD Disclosure.

On November 7, 2024, the Company posted an earnings presentation to its website. A copy of the earnings presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information disclosed under this Item 7.01, including Exhibit 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that section, and shall not be deemed incorporated by reference into any Company filing made under the Securities Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amended and Restated Employment Agreement, dated as of November 5, 2024, by and between P10 Intermediate Holdings, LLC and Luke A. Sarsfield III
99.1	Press Release of P10, Inc. dated November 7, 2024
99.2	Third Quarter 2024 Earnings Presentation, dated November 7, 2024
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P10, INC.

Date: November 7, 2024	/s/ Amanda Coussens
Amanda Coussens
Chief Financial Officer